Exhibit 10.5

THIRD AMENDMENT AGREEMENT

THIS THIRD AMENDMENT AGREEMENT (the "Amendment") is made and entered into on June 2, 2015 (the "Effective Date") by and between RADA Electronic Industries Ltd., an Israeli public company located at 7 Giborei Israel Street, Poleg Industrial Zone, Netanya, Israel ("RADA"), Faith Content Development Limited, a company organized under the laws of Hong Kong having its main place of business at 1/F King Fook Building, 30-32 Des Voeux Road C, Hong Kong ("FCD") and Mr. Benzion Gruber of Efrat, Israel (“Gruber”).  (Gruber and FCD are each sometimes referred to individually as a “Lender” and collectively as the “Lenders”.); each of the parties hereto may be also referred to as a "Party" and collectively as the "Parties".

WHEREAS, RADA and the Lenders have entered into a Standstill Agreement effective as of February 1, 2013 (the "Original Agreement"); and

WHEREAS the Original Agreement was amended by the First Amendment Agreement effective as of April 29, 2014 (the “First Amendment”), and by the Second Amendment Agreement (the "Second Amendment") (the Original Agreement the First Amendment and the Second Amendment are referred to collectively as the "Amended Agreement"); and

WHEREAS the Parties have agreed to amend and restate certain provisions of the Second Amendment as further detailed below; and

WHEREAS the Audit Committee and the Board of Directors of RADA have approved and confirmed RADA's entering into this Amendment;

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, and undertakings set forth herein, the Parties agree as follows:

1.
The preamble to this Amendment constitutes an integral part hereof. Each capitalized term used in this Amendment, unless otherwise defined herein, shall have the same respective meaning as is assigned to it in the Amended Agreement, as applicable.

2.	Section 10 of the Second Amendment shall be amended and replaced in its entirety by the following section:

"10.	The Forbearance Termination Date shall be amended, restated and extended, for all purposes and intentions to August 31, 2016"

3.
Subject to the terms of this Amendment, the Amended Agreement will remain in full force and effect and the Amended Agreement and this Agreement will be read and construed as one document, provided however that in the event of any contradiction between any of the provisions of theAmended Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail.

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IN WITNESS WHEREOF, the Parties hereunder have caused this Amendment to be executed and delivered as of the Effective Date.

RADA ELECTRONIC INDUSTRIES LTD.

By_______________________________
Name____________________________
Title_____________________________

FAITH CONTENT DEVELOPMENT LIMITED

By_____________________
Name___________________
Title:____________________
BENZION GRUBER

By_____________________